Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2025 of York Space Systems Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dirk Wallinger, Chief Executive Officer of the Company, certify:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2026	By:	/s/ Dirk Wallinger
Dirk Wallinger
Chief Executive Officer
(Principal Executive Officer)